Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

18.       Subsequent Events:

(a)	On February 16, 2022, pursuant to the Company’s dividend policy, the Company’s Board of Directors declared a quarterly cash dividend of $2.00 per share payable on or about March 15, 2022 to all shareholders of record as of March 2, 2022. The ex-dividend date is expected to be March 1, 2022.
(b)	The Company’s vessels Star Pavlina, Star Helena and Star Laura are currently berthed in three different ports of Ukraine, evacuated from crew who have safely exited Ukraine. All three vessels, under charterers’ instructions, had arrived to load various grain cargos, well ahead of the commencement of the war activities, but at the time of the invasion, the loading operations were suspended by the port authorities. The Company had been intensively exploring options with the charterers to navigate the vessels safely out of the ports but unfortunately the ports were shut down and safe passages were impossible. The Company has deployed security personnel to board the vessels for protection until such time that other crew may board again and have the vessels sail away to safer seas. An estimate of any potential impact cannot be made at this point of time, however the Company does not expect that, if any, to be material, given the fact that in addition to standard industry vessel risk insurance, war risk insurance is in place for all three vessels and war risk insurers have confirmed that they hold the vessels covered at their current position in Ukraine which includes Hull and Machinery and Increased Value insurance and War loss of Hire for 180 days. Furthermore, the Company believes that the vessels remain on hire and hire continues payable under the relevant charter party clauses.